EXHIBIT 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Texas Gulf Energy, Incorporated, a Nevada corporation (the “Company”) on Form 10-Q/A for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), Craig Crawford, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to his knowledge:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

/s/ Craig Crawford
Craig Crawford Chief Financial Officer, Principal Finance Officer and Principal Accounting Officer July 5, 2013